Business Combination	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Business Combinations [Abstract]
Business Combination
Business Combination

On November 4, 2011, KCI completed the Merger with Merger Sub, a direct subsidiary of Holdings and an indirect subsidiary of Centaur, pursuant to the terms of the Merger Agreement, by and among Holdings, Merger Sub and KCI.

The Merger has been accounted for as a business combination using the acquisition method. The preliminary allocation of the total purchase price to KCI’s and LifeCell’s tangible and identifiable intangible assets was based on their estimated fair values as of the acquisition date. The purchase price allocation is preliminary, pending the final determination of the fair value of certain assumed assets and liabilities. As the final fair value of assets and liabilities are determined, any resulting increases or decreases to the preliminary values are offset by a change to goodwill, which may be material. Adjustments to these estimates will be included in the final allocation of the purchase price. The excess of the purchase price over the identifiable intangible and net tangible assets, in the amount of $3.5 billion, was allocated to goodwill, which is not deductible for tax purposes.

The following table represents the preliminary allocation of the purchase price (dollars in thousands):

	December 31, 2011	Adjustment	June 30, 2012

Goodwill	$3,497,532	$(25,625)	$3,471,907
Identifiable intangible assets	2,890,570	—	2,890,570
Tangible assets acquired and liabilities assumed:
Accounts receivable	403,677	—	403,677
Inventories	195,779	(1,151)	194,628
Other current assets	43,919	—	43,919
Property, plant and equipment	554,065	42,920	596,985
Other non-current assets	15,177	—	15,177
Current liabilities	(328,000)	—	(328,000)
Long-term debt and other non-current liabilities	(1,502,318)	—	(1,502,318)
Noncurrent tax liabilities	(38,252)	—	(38,252)
Net deferred tax liability	(1,258,675)	(16,144)	(1,274,819)
Total purchase price	$4,473,474	$—	$4,473,474

Purchase accounting rules require that as certain pre-merger issues are identified, modified or resolved, resulting increases or decreases to the preliminary value of assets and liabilities are offset by a change in goodwill. Modifications to goodwill reflected in the “Adjustments” column above were primarily the result of revisions to the valuation of inventories and certain rental medical equipment, net of the related tax effects.

The net deferred tax liability relates primarily to the tax impact of future amortization associated with the intangible assets acquired, which are not deductible for tax purposes.  In addition, as a result of the Merger, the company's permanent reinvestment assertion was changed as the Company intends to repatriate its accumulated foreign earnings through the date of the Merger and on a going-forward basis.  Therefore, a deferred tax liability of $167.5 million was recorded related to the amount of unrepatriated foreign earnings through the date of the Merger, net of anticipated foreign tax credits that will result when the earnings are remitted to the U.S.

We estimated the fair value of acquired identifiable intangible assets using the income approach. Most acquired identifiable intangible assets will be amortized on a straight-line basis over their estimated useful lives, which we believe is the most appropriate amortization method. The acquired customer relationship intangible assets will be amortized on an accelerated basis over their expected useful lives of 15 to 20 years. The amortization of identifiable product-related intangible assets is included in “Acquired intangible asset amortization” expense and, as a result, is excluded from cost of sales and the determination of product margins.

The following table reflects the unaudited pro forma condensed consolidated results of operations, as though the Merger had occurred on January 1, 2010 (dollars in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2011	2011
	(unaudited)	(unaudited)
Pro forma revenue	$518,793	$1,018,998
Pro forma net loss	$(30,015)	$(72,020)

The unaudited pro forma condensed consolidated results of operations presented above are for illustrative purposes only and are not necessarily indicative of what actually would have occurred had the acquisition been in effect for the periods presented, nor are they indicative of future operating results.

Business Combination

On November 4, 2011, KCI completed the Merger with Merger Sub, a direct subsidiary of Holdings and an indirect subsidiary of Centaur, pursuant to the terms of the Merger Agreement, by and among Holdings, Merger Sub and KCI.

The acquisition of all the outstanding capital stock of KCI was completed for an aggregate purchase price of approximately $5.2 billion or $4.5 billion excluding our cash as of November 3, 2011. The purchase price consisted of $5.0 billion of cash paid to acquire the outstanding common stock of KCI, at a price of $68.50 per share, and $208.5 million of cash paid to settle outstanding stock options, restricted stock awards and restricted stock units.

The purchase price was arrived at through negotiations between KCI and the Sponsors and was based on a number of factors, including but not limited to the market price of KCI’s common stock, the ability to expand KCI’s reach into the global marketplace, and the prospects of the research and development capabilities of KCI.

The Merger has been accounted for as a business combination using the acquisition method. The preliminary allocation of the total purchase price to KCI’s and LifeCell’s tangible and identifiable intangible assets was based on their estimated fair values as of the acquisition date. The purchase price allocation is preliminary, pending the final determination of the fair value of certain assumed assets and liabilities. As these issues are identified, modified or resolved, resulting increases or decreases to the preliminary value of assets and liabilities are offset by a change to goodwill, which may be material. Adjustments to these estimates will be included in the final allocation of the purchase price. The excess of the purchase price over the identifiable intangible and net tangible assets, in the amount of $3.5 billion, was allocated to goodwill, which is not deductible for tax purposes.

The following tables represent the calculation of the total purchase price and the preliminary allocation of the purchase price (dollars in thousands):

December 31, 2011
Cash used to acquire equity	$5,185,359
Cash and cash equivalents	(711,885)
Total purchase price	$4,473,474

Goodwill	$3,497,532
Identifiable intangible assets	2,890,570
Tangible assets acquired and liabilities assumed:
Accounts receivable	403,677
Inventories	195,779
Other current assets	43,919
Property, plant and equipment	554,065
Other non-current assets	15,177
Current liabilities	(328,000)
Long-term debt and other non-current liabilities	(1,502,318)
Noncurrent tax liabilities	(38,252)
Net deferred tax liability	(1,258,675)
Total purchase price	$4,473,474

The net deferred tax liability relates primarily to the tax impact of future amortization associated with the intangible assets acquired, which are not deductible for tax purposes.  In addition, as a result of the Merger, the company's permanent reinvestment assertion was changed as the Company intends to repatriate its accumulated foreign earnings through the date of the Merger and on a going forward basis.  Therefore, a deferred tax liability of $167.5 million was recorded related to the amount of unrepatriated foreign earnings through the date of the Merger, net of anticipated foreign tax credits that will result when the earnings are remitted to the U.S.

We estimated the fair value of acquired identifiable intangible assets using the income approach. Acquired identifiable intangible assets will be amortized on a straight-line basis over their estimated useful lives, which we believe is the most appropriate amortization method. The amortization of identifiable product-related intangible assets is included in “Acquired intangible asset amortization” expense and, as a result, is excluded from cost of sales and the determination of product margins.

The following table reflects the unaudited pro forma condensed consolidated results of operations, as though the Merger had occurred as of the beginning of the periods being presented (dollars in thousands):

	Period from January 1 through November 3, 2011	Year Ended December 31, 2010
	(unaudited)	(unaudited)
Pro forma revenue	$1,721,477	$2,017,752
Pro forma net loss	$(60,822)	$(280,479)

Pro forma condensed consolidated results of operations for the period from January 1 through November 3, 2011 were adjusted to exclude nonrecurring charges of $49.2 million related to transaction costs and $55.0 million related to the acceleration of equity-based compensation expense. Pro forma condensed consolidated results of operations for the year ended December 31, 2010 were adjusted to include these nonrecurring charges. The pro forma condensed consolidated results of operations for the year ended December 31, 2010 were also adjusted to include nonrecurring charges of $96.4 million related to transaction costs incurred during the period from November 4 through December 31, 2011. Additionally, the pro forma condensed consolidated results of operations for the year ended December 31, 2010 were adjusted to include $33.9 million of additional nonrecurring cost of sales associated with the preliminary purchase accounting adjustments related to the step up in value of inventory.

The unaudited pro forma condensed consolidated results of operations presented above are for illustrative purposes only and are not necessarily indicative of what actually would have occurred had the acquisition been in effect for the periods presented, nor are they indicative of future operating results. Pro forma net loss per share information is not presented as such information is not meaningful. Had the Merger occurred at the beginning of the periods presented, no common stock or potential common stock would have been outstanding during those periods.

The following sets forth the sources and uses of funds in connection with the Merger (dollars in thousands):

Amount
Source of funds:
Borrowings under the senior secured credit facility	$2,300,000
Proceeds from the issuance of partners’ equity	1,714,398
Gross proceeds from the sale of the second lien senior secured notes	1,750,000
Gross proceeds from the sale of the senior unsecured notes	750,000
Cash on hand	546,915
Total	$7,061,313

Use of funds:
Purchase of KCI common stock and net settlement of options	$5,185,359
Repayment of debt under the previous senior credit facility	529,375
Settlement of convertible debt and related note hedge and warrants	969,189
Payment of debt issuance costs, discount and transaction costs (1)	377,390
Total	$7,061,313
_____________________
(1) Debt issuance costs have been deferred and will be amortized over the life of the debt instruments. Transaction costs are reported as a component of selling, general and administrative expenses in the consolidated statements of operations.